Deposits, Prepayment, Other Receivables and Deferred IPO Cost, Net - Schedule of Deposits, Prepayment, Other Receivables and Deferred IPO Cost, Net (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Deposits, Prepayment, Other Receivables and Deferred IPO Cost, Net [Abstract]
Other receivables	$ 35,253	$ 15,910	$ 30,295
Deposits	144,079	123,008	40,131
Prepayment	214,937	4,848
Deferred initial public offering “IPO” cost		373,677
Less: allowance for expected credit loss	(15)	(14)	(141)
Deposits, prepayment, other receivables and deferred IPO cost, net	$ 394,254	$ 517,429	$ 70,285